PRUDENTIAL MYROCKSM ADVISOR VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated March 8, 2022
to Prospectuses dated April 30, 2021
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to certain Portfolios of the DFA Investment Dimensions Group Inc. available through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
Effective February 28, 2022, the management fees and/or footnotes for certain Portfolios of the DFA Investment Dimensions Group Inc. were revised. The table captioned “Underlying Portfolio Annual Expenses” in the “Summary of Contract Fees and Charges” section of the Prospectus is updated as follows with respect to the Portfolios shown below:

UNDERLYING PORTFOLIO ANNUAL EXPENSES FOR PORTFOLIOS IF THE DEFINED BENEFIT IS NOT ELECTED
(as a percentage of the average daily net assets of the underlying Portfolios)

FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
VA Global Moderate Allocation Portfolio	0.23%	0.02%	0.00%	0.00%	0.00%	0.21%	0.46%	0.18%	0.28%
VA International Small Portfolio	0.35%	0.05%	0.00%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
VA International Value Portfolio	0.25%	0.03%	0.00%	0.00%	0.00%	0.00%	0.28%	0.00%	0.28%
VA Short-Term Fixed Portfolio	0.10%	0.02%	0.00%	0.00%	0.00%	0.00%	0.12%	0.00%	0.12%
VA U.S. Large Value Portfolio	0.19%	0.02%	0.00%	0.00%	0.00%	0.00%	0.21%	0.00%	0.21%
VA U.S. Targeted Value Portfolio	0.27%	0.02%	0.00%	0.00%	0.00%	0.00%	0.29%	0.00%	0.29%

VA Global Moderate Allocation Portfolio
The “Management Fee” and “Total Annual Portfolio Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.25% to 0.23% effective as of February 28, 2021. The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the VA Global Moderate Allocation Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2023, and may only be terminated by the Fund’s Board of Directors prior to that date. The Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

VA International Small Portfolio
The “Management Fee” and “Total Annual Portfolio Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.40% to 0.35% effective as of February 28, 2022.

VA International Value Portfolio
The “Management Fee” and “Total Annual Portfolio Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.30% to 0.25% effective as of February 28, 2022.

VA Short-Term Fixed Portfolio
The “Management Fee” and “Total Annual Portfolio Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.14% to 0.10% effective as of February 28, 2022.

VA U.S. Large Value Portfolio
The “Management Fee” and “Total Annual Portfolio Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.20% to 0.19% effective as of February 28, 2022.

VA U.S. Targeted Value Portfolio
The “Management Fee” and “Total Annual Portfolio Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.30% to 0.27% effective as of February 28, 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
MYROCKSUP1